Exhibit 99.2
For Immediate Release: February 7, 2011
For More Information, Contact:
Duane C. Montopoli, President and Chief Executive Officer
Phone: 603-913-2300
Fax: 603-913-2305
Pennichuck Corporation and City of Nashua file Joint Petition with NH Public Utilities Commission to Approve Merger
MERRIMACK, NH (February 7, 2011) — Pennichuck Corporation (NASDAQ: PNNW) today announced that on Friday, February 4, 2011, the City of Nashua, New Hampshire (the “City”) and the Company filed a joint petition with the New Hampshire Public Utilities Commission (“NHPUC”) requesting that the NHPUC approve the acquisition of the Company by the City pursuant to a Merger Agreement made effective as of November 11, 2010.
On November 12, 2010, the Company announced that it had entered into a Merger Agreement with the City pursuant to which the City will purchase all of the outstanding common stock and common stock equivalents of the Company for $29.00 per share, or approximately $138 million, in cash. At that time, the Company also announced that, among other conditions precedent and contingencies, (a) consummation of the transaction is subject to advance approval by the NHPUC pursuant to New Hampshire law, and (b) the City’s obligation to complete the transaction is subject to there being no approval conditions imposed by the NHPUC that would materially adversely affect the City’s expected economic benefits from the transaction.
The Company cannot predict how or when the NHPUC will rule on the transaction. However, the Company believes the review process, which is expected to begin on or about February 24, 2011 and will include notice to interested parties, public hearings, discovery and testimony by the City, the Company and other interested parties, may extend into the third or fourth quarter of calendar 2011.
Closing of this transaction is also subject to (i) approval and ratification of the Merger Agreement and the related financing by affirmative vote of not less than two-thirds of the City’s Board of Aldermen within a 90-day period set by law, (ii) approval by the holders of not less than two-thirds of the outstanding shares of the Company’s common stock, and (iii) Nashua’s ability to obtain appropriate financing after all conditions precedent (including those specified above and other customary closing conditions) have been met.

On January 11, 2011, the Board of Aldermen voted 14 to 1 to approve and ratify the Merger Agreement and the issuance of bonds to finance the acquisition. For more information on this topic, see the Company’s press releases issued on June 2, June 30 and November 12, 2010, the related Form 8-K filings with the U.S. Securities and Exchange Commission (the “SEC”), and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, also filed with the SEC.
Commenting on the acquisition, Duane C. Montopoli, Pennichuck’s President and Chief Executive, said, “This stock sale will enable our shareholders to avoid double-taxation and the City will acquire more assets at a lower total cost than would have applied in a condemnation taking. Consequently, this is a true win-win outcome for both the Company’s shareholders and the citizens of Nashua.”
He added, “I am also very pleased to note that we have been able to resolve this dispute in a manner that will allow our workforce to continue providing exceptional service to the customers and communities we serve.”
While the Company and the City remain committed to completing this transaction as quickly as possible, it is not possible to predict whether all the approvals, contingencies and other conditions precedent to closing will be obtained, resolved or satisfied, as applicable, and therefore if and when the transaction will close.
About Pennichuck Corporation
Pennichuck Corporation is a holding company involved principally in the supply and distribution of potable water in New Hampshire through its three regulated water utilities. Its non-regulated, water-related activities include operations and maintenance contracts with municipalities and private entities in New Hampshire and Massachusetts. The Company’s real estate operations are involved in the ownership, management and commercialization of real estate in southern New Hampshire.
Pennichuck Corporation’s common stock trades on the Nasdaq Global Market under the symbol “PNNW.” Upon completion of the transaction, Pennichuck’s common stock will cease to be publicly traded. The Company’s website is at www.pennichuck.com.
Forward-Looking Statements
This news release may contain certain forward-looking statements with respect to the financial condition, results of operations and business of Pennichuck Corporation. Forward-looking statements are based on current information and expectations available to management at the time the statements are made, and are subject to various factors, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, a future judicial or regulatory determination that events prior to the November 11, 2010 effective date of our merger agreement with the City of Nashua constituted a final determination of the price to be paid under RSA 38:13 and triggered the statutory 90-day period within which the City was required to decide whether to take, by eminent domain, the assets of our Pennichuck Water Works, Inc. subsidiary; the expiration of said 90-day period without the City having made any such decision; the outcome of requests for rate relief from the NHPUC from time to time; the implications of the New Hampshire Supreme Court’s March 25, 2010 decision affirming the eminent domain order of the NHPUC in favor of the City of Nashua; legislation and/or regulation and accounting factors affecting Pennichuck Corporation’s financial condition and results of operations; the availability and cost of capital, including the impact on our borrowing costs of changes in interest rates; and, the impact of weather. Investors are encouraged to access Pennichuck Corporation’s annual and quarterly periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Pennichuck Corporation, including a more detailed discussion of these and other risks and uncertainties that could affect Pennichuck Corporation’s forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statement.
Additional Information and Where to Find It
Pennichuck Corporation plans to file with the U.S. Securities and Exchange Commission and mail to its shareholders a proxy statement in connection with the transaction (the “Proxy Statement”). The Proxy Statement will contain important information about Pennichuck Corporation, the proposed acquisition by the City of Nashua and related matters. EXISTING AND PROSPECTIVE PENNICHUCK CORPORATION SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Pennichuck Corporation security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Pennichuck Corporation through the web site maintained by the SEC at www.sec.gov. In addition, documents filed by Pennichuck Corporation with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, upon written request addressed to Roland E. Olivier, Secretary, Pennichuck Corporation, 25 Manchester Street, Merrimack, New Hampshire 03054.
Participants in the Solicitation
Pennichuck Corporation, its directors, executive officers and other members of management, and the City of Nashua and its officials and employees may be deemed to be participants in the solicitation of proxies in respect of the acquisition contemplated by the merger agreement. Information regarding Pennichuck Corporation’s directors and executive officers is contained in Pennichuck Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 4, 2010, and its proxy statement for its 2010 annual meeting, as filed with the SEC on March 26, 2010. Information about the City and its officials can be found at http://www.gonashua.com. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. EXISTING AND PROSPECTIVE SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING AN INVESTMENT DECISION WITH RESPECT TO PENNICHUCK CORPORATION SECURITIES.

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